Income Taxes	12 Months Ended
Mar. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
Income tax expense includes income taxes currently payable and those deferred because of temporary differences between the financial statement and tax bases of assets and liabilities. Income tax expense consists of the following components:

	Years Ended 31 March
(Millions of US dollars)	2020	2019	2018
Income before income taxes:
Domestic	$209.6	$196.4	$155.1
Foreign	78.4	104.2	19.2
Income before income taxes:	$288.0	$300.6	$174.3
Income tax expense:
Current:
Domestic	$(31.1)	$(26.6)	$(14.8)
Foreign	39.8	(6.5)	(69.4)
Current income tax benefit (expense)	8.7	(33.1)	(84.2)
Deferred:
Domestic	(4.5)	(1.3)	(1.8)
Foreign	(50.7)	(37.4)	57.8
Deferred income tax (expense) benefit	(55.2)	(38.7)	56.0
Total income tax expense	$(46.5)	$(71.8)	$(28.2)

Income tax expense computed at the statutory rates represents taxes on income applicable to all jurisdictions in which the Company conducts business, calculated at the statutory income tax rate in each jurisdiction multiplied by the pre-tax income attributable to that jurisdiction.
Income tax expense is reconciled to the tax at the statutory rates as follows:

	Years Ended 31 March
(Millions of US dollars)	2020	2019	2018
Income tax expense computed at the statutory tax rates	$(38.7)	$(48.9)	$(24.6)
US state income taxes, net of the federal benefit	(5.7)	(3.1)	(4.3)
Asbestos - effect of foreign exchange	20.9	14.9	(1.8)
Expenses not deductible	(7.4)	(4.9)	(4.7)
US manufacturing deduction	—	—	2.5
Foreign taxes on domestic income	(43.5)	(34.5)	(34.2)
Amortization of intangibles	—	—	12.4
Taxes on foreign income	2.7	4.5	(3.0)
Net deferred tax liability revaluation	(1.8)	0.2	27.7
US net operating loss carryback	25.5	—	—
Other items	1.5	—	1.8
Total income tax expense	$(46.5)	$(71.8)	$(28.2)
Effective tax rate	16.1%	23.9%	16.2%

Deferred tax balances consist of the following components:

	31 March
(Millions of US dollars)	2020	2019
Deferred tax assets:
Intangible assets	$1,126.4	$1,209.8
Asbestos liability	319.1	349.3
Other provisions and accruals	54.1	55.6
Net operating loss carryforwards	41.3	69.9
Foreign and research tax credit carryforwards	114.2	115.5
Total deferred tax assets	1,655.1	1,800.1
Valuation allowance	(262.9)	(267.6)
Total deferred tax assets net of valuation allowance	1,392.2	1,532.5
Deferred tax liabilities:
Depreciable and amortizable assets	(117.5)	(132.2)
Other	(48.1)	(38.5)
Total deferred tax liabilities	(165.6)	(170.7)
Total deferred taxes, net	$1,226.6	$1,361.8

Deferred income taxes include net operating loss carry-forwards. At 31 March 2020, the Company had tax loss carry-forwards in Australia, Europe and the US of approximately US$41.3 million, that are available to offset future taxable income in the respective jurisdiction.
The Company establishes a valuation allowance against a deferred tax asset if it is more likely than not that some portion or all of the deferred tax asset will not be realized.
At 31 March 2020, the Company had a valuation allowance of approximately US$2.3 million against a portion of the European net operating loss carry-forwards in respect of which realization is not more likely than not.
The Australian net operating loss carry-forwards primarily result from current and prior year tax deductions for contributions to AICF. James Hardie 117 Pty Limited, the performing subsidiary under the AFFA, is able to claim a tax deduction for its contributions to AICF over a five-year period commencing in the year the contribution is incurred. At 31 March 2020, the Company recognized a tax deduction of US$86.2 million (A$126.4 million) for the current year relating to total contributions to AICF of US$468.0 million (A$632.0 million) incurred in tax years 2016 through 2020.
At 31 March 2020, the Company had foreign tax credit carry-forwards of US$112.4 million and research credits of US$1.8 million that are available to offset future taxes payable. At 31 March 2020, the Company had a 100% valuation allowance against the foreign tax credit carry-forwards.
In determining the need for and the amount of a valuation allowance in respect of the Company’s asbestos related deferred tax asset, management reviewed the relevant empirical evidence, including the current and past core earnings of the Australian business and forecast earnings of the Australian business considering current trends. Although realization of the deferred tax asset will occur over the life of the AFFA, which extends beyond the forecast period for the Australian business, Australia provides an unlimited carry-forward period for tax losses. Based upon managements’ review, the Company believes that it is more likely than not that the Company will realize its asbestos related deferred tax asset and that no valuation allowance is necessary as of 31 March 2020. In the future, based on review of the empirical evidence by management at that time, if management determines that realization of its asbestos related deferred tax asset is not more likely than not, the Company may need to provide a valuation allowance to reduce the carrying value of the asbestos related deferred tax asset to its realizable value.
Income taxes payable represents taxes currently payable which are computed at statutory income tax rates applicable to taxable income derived in each jurisdiction in which the Company conducts business.
At 31 March 2020, the Company had income taxes payable of US$30.2 million, prepaid or refundable income taxes of US$85.5 million and total income tax and withholding tax paid, net of refunds received, during the fiscal year ended 31 March 2020 of US$52.5 million.
The US Coronavirus Aid, Relief, and Economic Security Act ("CARES Act") was enacted in March 2020 providing wide ranging economic relief for individuals and businesses. One component of the CARES Act provides the Company with an opportunity to carryback US net operating losses (“NOLs”) arising during the years ended 31 March 2019 and 2020 to the prior five tax years. The Company has previously valued its NOLs at the US federal corporate income tax rate of 21%. However, the provisions of the CARES Act provide for NOL carryback claims to be calculated based on a rate of 35%, which was the US federal corporate tax rate in effect in the carryback years. The Company intends to utilize these carryback provisions to obtain an estimated refund of US$87.6 million. During the quarter ended 31 March 2020 the Company recorded current taxes receivable of US$84.7 million, a reduction of US$2.9 million in non-current taxes payable associated with the deferred deemed repatriation tax and an income tax benefit of US$25.5 million resulting from tax losses being utilized at the higher US federal corporate tax rate applying in the carryback years. The impact of the CARES Act on the Company’s future earnings is currently uncertain and no adjustments have been made to other deferred tax assets.
Due to the size and nature of its business, the Company is subject to ongoing reviews by taxing jurisdictions on various tax matters. The Company accrues for tax contingencies based upon its best estimate of the taxes ultimately expected to be paid, which it updates over time as more information becomes available. Such amounts are included in taxes payable or other non-current liabilities, as appropriate. If the Company ultimately determines that payment of these amounts is unnecessary, the Company reverses the liability and recognizes a tax benefit during the period in which the Company determines that the liability is no longer necessary. The Company records additional tax expense in the period in which it determines that the recorded tax liability is less than the ultimate assessment it expects.
The Company or its subsidiaries files income tax returns in various jurisdictions including Ireland, the United States, Australia and various jurisdictions in Europe and Asia Pacific. The Company is no longer subject to examinations in Ireland and Australia for tax years prior to tax year 2016 and in the US for tax years prior to tax year 2017.
Taxing authorities from various jurisdictions in which the Company operates are in the process of reviewing and auditing the Company’s respective jurisdictional tax returns for various ranges of years. The Company accrues tax liabilities in connection with ongoing audits and reviews based on knowledge of all relevant facts and circumstances, taking into account existing tax laws, its experience with previous audits and settlements, the status of current tax examinations and how the tax authorities view certain issues.
Unrecognized Tax Benefits
A reconciliation of the beginning and ending amount of unrecognized tax benefits and interest and penalties are as follows:

(Millions of US Dollars)	Unrecognized tax benefits	Interest and Penalties
Balance at 31 March 2017	$0.7	$—
Additions for tax positions of the current and prior year	—	—
Balance at 31 March 2018	$0.7	$—
Additions for tax positions of the current year	0.1	0.1
Reductions applicable to lapse of statute of limitations	(0.2)	—
Balance at 31 March 2019	$0.6	$0.1
Additions for tax positions of the prior years	0.1	—
Balance at 31 March 2020	$0.7	$0.1

At 31 March 2020, the total amount of unrecognized tax benefits and the total amount of interest and penalties accrued by the Company that, if recognized, would affect the effective tax rate is US$0.7 million and US$0.1 million, respectively.
The Company recognizes penalties and interest accrued related to unrecognized tax benefits in Income tax expense. During the fiscal years ended 31 March 2020, 2019 and 2018, expense of nil, US$0.1 million and nil, respectively, relating to interest and penalties was recognized within income tax expense arising from movements in unrecognized tax benefits. The liabilities associated with uncertain tax benefits are included in Other liabilities on the Company’s consolidated balance sheets.
Several years may elapse before an uncertain tax position is audited or ultimately resolved. It is difficult to predict the ultimate outcome or the timing of resolution for uncertain tax positions. It is reasonably possible that the amount of unrecognized tax benefits could significantly increase or decrease within the next twelve months. These changes could result from the completion of ongoing examinations, the expiration of the statute of limitations, or other circumstances. At this time, an estimate of the range of the reasonably possible change cannot be made.